UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2013

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Dynamic All Market Fund

August 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 22, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Dynamic All Market Fund (the “Fund”), for the period since the Fund’s inception, December 16, 2011, through August 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is to maximize total return consistent with AllianceBernstein L.P’s (the “Adviser’s”) determination of reasonable risk. Total return is the sum of capital appreciation and income. The Fund invests dynamically in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies. In making asset allocation decisions, the Adviser will use both fundamental analysis and its proprietary dynamic asset allocation process. This process generates forecasts of volatility, correlation and expected return that allow the Adviser to gauge changes in the risk/return trade-off across a range of asset classes. The Adviser may make frequent adjustments to the Fund’s asset class exposures based on this continued monitoring of risks and potential returns.

In addition, the Adviser will seek to allocate the Fund’s investments such that the Fund’s asset classes contribute to its overall expected risk and volatility in a more balanced manner than is typical in a portfolio with approximately equal allocations to equity and fixed-income securities, where volatility often can be attributed largely to equities. This means that the Fund will generally have greater exposures to lower risk asset classes (such as fixed income) than to higher risk asset classes. In addition to these risk considerations, the Adviser will consider its forecasts for return as well as risk in making asset allocation decisions. To achieve the overall risk/ return profile that the Adviser believes is most appropriate in light of the Fund’s investment objective, a combination of direct securities investments, derivative instruments and reverse repurchase agreements will be used to gain asset class exposure so that the Fund’s aggregate exposure will generally be substantially in excess of its net assets (i.e., so that the Fund is effectively leveraged).

The asset classes in which the Fund may invest include: equity (generally large-capitalization equity securities and related derivatives; also small- and mid-capitalization equity securities and related derivatives to a lesser degree); fixed-income (sovereign debt obligations; interest rate derivatives); credit (corporate debt securities, including high-yield debt securities or “junk bonds”, and credit derivatives such as credit default swaps); real assets, including: commodities, commodity-linked derivative instruments, including futures and options thereon, and companies engaged in commodity businesses, real estate investment trusts (“REITs”) and other real estate-related securities, inflation-linked securities and related derivatives; and currencies.

The Fund’s investments within each asset class will generally be index-based—i.e., portfolios of securities intended to track the performance of a

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	1

particular index and index-based exchange-traded funds (“ETFs”) and derivatives. The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

ETFs and derivatives, such as options, futures, forwards and swap agreements, may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through investments in ETF shares and/or through the use of derivatives. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the

Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associate with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Investment Results

The table on page 8 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), and to its composite benchmark, the 60% MSCI World Index (net) / 40% Barclays Capital (“BC”) Global Treasury Bond Index (U.S.-dollar hedged). Performance is also shown versus the BC Global Treasury Bond Index.

The Fund outperformed its primary benchmark for the six-month period, before sales charges, when equities underperformed other asset classes, but underperformed for the period since inception, before fees, when equities were the best performing asset class. As such, the Fund underperformed the BC Global Treasury Bond Index for the six-month period and outperformed for the period since inception. Over both periods, the Fund was subject to lower volatility than the primary benchmark.

2	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

The Fund underperformed the composite benchmark for both the six-month and since-inception periods, before sales charges. For the six-month period, exposure to commodities and emerging markets equities drove underperformance versus the composite benchmark, while a lower allocation to equities led to lower performance since inception, as equities were the best performing asset class for the period. Over both periods, the Fund was subject to lower volatility than the composite benchmark.

Derivative usage included credit default swaps, which were used for investment purposes and these added to performance for both periods. Total return swaps were used for investment purposes, and these had no material impact to performance for the six-month period and added to performance for the since-inception period. Futures were used for hedging and investment purposes and these added to performance for both periods. Currencies were used for hedging and investment purposes and these had no material impact on performance. Purchased options were used for hedging purposes and these detracted from performance for both periods. Written options and foreign currency options were used for hedging purposes and these added to performance for both periods.

Market Review and Investment Strategy

Positive returns in equity markets during the period since the Fund’s inception masked wide swings in market sentiment, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and the evolution of the European sovereign debt crisis. As 2012 began, improved economic data and the European Central Bank’s Long-Term Refinancing Operation (LTRO), designed to provide low cost funding to European banks, buoyed the markets, sparking a rally that continued through the end of March. Through this period, the Fund maintained a broadly diversified exposure to growth, inflation-sensitive and defensive assets.

However, concerns about Europe again took center stage in May, with a focus on the inability of Greece to form a new government following elections there. New elections were scheduled for June, and many feared that left-wing parties who had signaled their intention to renegotiate the terms of the Greek bailout package might win, potentially triggering an exit of Greece from the euro zone and a renewed global financial crisis. Yields on Italian and Spanish government debt rose sharply, and pressures on the Spanish banking system further exacerbated market concerns. The Dynamic All Market Allocation Team (the “Team”) reduced the Fund’s allocation to growth assets, including equities and credit, during this period in order to shield the Fund from heightened volatility and limit the impact of equity price declines.

Supportive actions undertaken by European policymakers to preserve the beleaguered euro area, along with rising expectations that the U.S. Federal Reserve was on the verge of

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	3

implementing new monetary stimulus measures to spur economic growth, either by purchasing a new round of assets or by maintaining the benchmark interest rate near zero beyond the current forecast of late 2014, led to another rally that extended from

June into the end of August. The Team gradually increased the risk of the Fund over this period by increasing the Fund’s exposure to growth and inflation-sensitive assets, as well as increasing the exposure to defensive fixed income assets as yields rose.

4	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged BC Global Treasury Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The BC Global Treasury Bond Index (U.S. dollar hedged) represents the performance of Treasuries within global investment-grade fixed income markets. The composite benchmark represents a blended performance barometer consisting of a mix of each Index as noted. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

www.alliancebernstein.com. The Fund has been in operations only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Dynamic All Market Fund
Class 1**	0.30%	6.94%

Class 2**	0.43%	7.20%

Class A	0.29%	6.91%

Class C	-0.09%	6.41%

Advisor Class†	0.46%	7.19%

Primary Benchmark: MSCI World Index (net)	-0.14%	13.53%

BC Global Treasury Bond Index (U.S. dollar hedged)	2.50%	4.58%

Composite Benchmark: 60% MSCI World (net) / 40% BC Global Treasury Bond Index (U.S. dollar hedged)	1.09%	9.65%

*    Inception date: 12/16/2011.

**  Class 1 chares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF AUGUST 31, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns

Class 1 Shares*
6 Months	0.30%	0.30%
Since Inception**	6.94%	6.94%

Class 2 Shares*
6 Months	0.43%	0.43%
Since Inception*	7.20%	7.20%

Class A Shares
6 Months	0.29%	-3.95%
Since Inception**	6.91%	2.40%

Class C Shares
6 Months	-0.09%	-1.08%
Since Inception**	6.41%	5.41%

Advisor Class Shares†
6 Months	0.46%	0.46%
Since Inception**	7.19%	7.19%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 7.45%, 7.22%, 87.12%, 87.69% and 87.06% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses to 1.05%, 0.80%, 1.10%, 1.80% and 0.80% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through February 28, 2015. Absent reimbursements or waivers, performance would have been lower.

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

**	Inception date: 12/16/2011.

†	Advisor Class share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that this share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS (UNANNUALIZED; WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class 1 Shares*
6 Months	2.41%
Since Inception**	8.57%

Class 2 Shares*
6 Months	2.54%
Since Inception**	8.83%

Class A Shares
6 Months	-1.97%
Since Inception**	3.94%

Class C Shares
6 Months	1.10%
Since Inception**	7.02%

Advisor Class Shares†
6 Months	2.56%
Since Inception**	8.82%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

**	Inception date: 12/16/2011.

†

Please note that Advisor Class share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

10	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.90	$5.55	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class C
Actual	$1,000	$999.10	$9.07	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class AD
Actual	$1,000	$1,004.60	$4.04	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R
Actual	$1,000	$1,001.60	$6.56	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class K
Actual	$1,000	$1,003.00	$5.30	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$1,004.30	$4.04	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	11

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,003.00	$5.30	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class 2
Actual	$1,000	$1,004.30	$4.04	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

12	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $11.4

*	All data are as of August 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	13

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 22.0%
Funds and Investment Trusts – 22.0%
SPDR S&P 500 ETF Trust	11,490	$1,622,848
Vanguard Mid-Cap ETF	2,300	183,057
Vanguard MSCI Emerging Markets ETF	12,740	511,511
Vanguard Small-Cap ETF	2,380	185,497

Total Investment Companies (cost $2,252,915)		2,502,913

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.7%
United States – 20.7%
U.S. Treasury Inflation Index
1.375%, 7/15/18 (TIPS)	$426	495,259
1.625%, 1/15/18 (TIPS)	181	210,087
1.875%, 7/15/15-7/15/19 (TIPS)	481	546,091
2.50%, 7/15/16 (TIPS)(a)	557	644,944
2.625%, 7/15/17 (TIPS)	376	453,348

Total Inflation-Linked Securities (cost $2,298,129)		2,349,729

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Forward Contracts – 0.1%
AUD/USD Expiration: Nov 2012, Exercise Price: AUD 1.04(b)(c)	480,769	12,822

Option on Equity Indices – 0.1%
S&P 500 Index Expiration: Nov 2012, Exercise Price: $ 1,375.00(c)(d)	3	10,455

Total Options Purchased - Puts (cost $21,319)		23,277

	Shares
SHORT-TERM INVESTMENTS – 55.0%
Investment Companies – 49.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(e) (cost $5,641,489)	5,641,489	5,641,489

14	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill – 5.3%
U.S. Treasury Bill Zero Coupon, 12/06/12 (cost $599,861)	$600	$599,853

Total Short-Term Investments (cost $6,241,350)		6,241,342

Total Investments – 97.9% (cost $10,813,713)		11,117,261
Other assets less liabilities – 2.1%		236,216

Net Assets – 100.0%		$11,353,477

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	11	September 2012	$2,013,488	$2,022,837	$9,349
Australian 10 Yr Bond Futures	3	September 2012	386,784	389,612	2,828
Canadian 10 Yr Bond Futures	8	December 2012	1,103,971	1,108,922	4,951
DAX Index Future	1	September 2012	193,104	218,496	25,392
Euro-Bund Futures	5	September 2012	898,887	905,742	6,855
FTSE 100 Index Futures	4	September 2012	341,388	362,146	20,758
FTSE/MIB Index Futures	2	September 2012	161,752	189,270	27,518
Hang Seng Index Futures	1	September 2012	126,690	125,172	(1,518)
IBEX 35 Index Futures	1	September 2012	89,769	93,164	3,395
Long Gilt Futures	3	December 2012	573,483	576,151	2,668
S&P/TSE 60 Index Futures	1	September 2012	133,340	138,514	5,174
SPI 200 Futures	1	September 2012	105,071	111,457	6,386
TOPIX Index Futures	3	September 2012	267,680	279,532	11,852
U.S. Long Bond Futures	4	December 2012	596,973	605,625	8,652
U.S. T-Note 10 Yr Futures	13	December 2012	1,722,196	1,738,344	16,148

					$150,408

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	15

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	31	USD	31	9/14/12	$(1,489)
Brown Brothers Harriman & Co.	CAD	60	USD	62	9/14/12	(2,407)
Brown Brothers Harriman & Co.	CHF	66	USD	62	9/14/12	749
Brown Brothers Harriman & Co.	EUR	90	USD	72	9/14/12	(539)
Brown Brothers Harriman & Co.	GBP	74	USD	48	9/14/12	(1,735)
Brown Brothers Harriman & Co.	JPY	185	USD	14,615	9/14/12	(1,847)
Brown Brothers Harriman & Co.	NOK	116	USD	708	9/14/12	(6,120)
Brown Brothers Harriman & Co.	USD	25	CAD	25	9/14/12	490
Brown Brothers Harriman & Co.	USD	160	CHF	154	9/14/12	1,542
Brown Brothers Harriman & Co.	USD	111	EUR	89	9/14/12	1,367
Brown Brothers Harriman & Co.	USD	23	GBP	15	9/14/12	538
Brown Brothers Harriman & Co.	USD	441	JPY	34,847	9/14/12	3,649
Brown Brothers Harriman & Co.	USD	145	NOK	876	9/14/12	5,684
Brown Brothers Harriman & Co.	USD	164	SEK	1,160	9/14/12	10,889
Brown Brothers Harriman & Co.	USD	113	CHF	110	12/14/12	2,630
Brown Brothers Harriman & Co.	USD	119	EUR	96	12/14/12	2,307
Brown Brothers Harriman & Co.	USD	66	JPY	5,217	12/14/12	493
Brown Brothers Harriman & Co.	USD	142	NOK	846	12/14/12	3,549
HSBC Securities Inc.	USD	171	SEK	1,151	12/14/12	2,282
Standard Chartered Bank	JPY	258	USD	20,232	9/14/12	(667)
UBS Securities LLC	SEK	161	USD	1,128	9/14/12	(8,865)

						$12,500

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC:
CDX NAHY-18 5 Year Index, 6/20/17*	5.00%	5.43%	109	$(688)	$3,825	$3,137
Citibank NA:
CDX EM-17 5 Year Index, 6/20/17*	5.00	2.43	110	13,509	(10,766)	2,743
CDX EM-17 5 Year Index, 6/20/17*	5.00	2.43	110	13,509	(12,235)	1,274
Credit Suisse International:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.10	115	784	3,004	3,788
JPMorgan Chase Bank NA:
CDX EM-16 5 Year Index, 12/20/16*	5.00	2.38	160	18,322	(11,923)	6,399
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.10	96	653	3,656	4,309

16	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00%	5.10%		$19	$131	$1,055	$1,186
CDX NAHY-18 5 Year Index, 6/20/17*	5.00	5.43		109	(688)	2,352	1,664
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.93		120	623	716	1,339
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.93		90	467	689	1,156
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.93		110	571	391	962
iTraxx Europe-16 5 Year Index, 12/20/16*	1.00	1.49	EUR	120	(2,704)	4,080	1,376

					$44,489	$(15,156)	$29,333

*	Termination date

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	5,219	0.16%	$1,570	9/17/12	JPMorgan Chase Bank NA	$38,977
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	380	0.16%	114	9/17/12	JPMorgan Chase Bank NA	3,237
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	368	0.16%	111	9/17/12	JPMorgan Chase Bank NA	2,748
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	25	0.16%	8	9/17/12	JPMorgan Chase Bank NA	187

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	17

Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index Series	37	0.48%	$121	1/15/13	JPMorgan Chase Bank NA	$425
Receive	FTSE EPRA/NAREIT Developed Real Estate Index Series	16	0.55%	52	3/15/13	JPMorgan Chase Bank NA	182
Receive	FTSE EPRA/NAREIT Developed Real Estate Index Series	11	0.55%	36	3/15/13	JPMorgan Chase Bank NA	125
Receive	FTSE EPRA/NAREIT Developed Real Estate Index Series	10	0.55%	33	3/15/13	JPMorgan Chase Bank NA	114

							$45,995

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $99,632.

(b)	One contract relates to 1 share.

(c)	Non-income producing security.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
JPY – Japanese Yen
NOK – Norwegian Krone
SEK – Swedish Krona
USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

EPRA – European Public Real Estate Association

FTSE – Financial Times Stock Exchange

NAREIT – National Association of Real Estate Investments Trusts

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

18	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,172,224)	$5,475,772
Affiliated issuers (cost $5,641,489)	5,641,489
Cash	5,535
Cash held at broker	201,412
Unamortized offering expense	61,900
Receivable for investment securities sold	57,562
Unrealized appreciation of total return rate swap contracts	45,995
Receivable from Adviser	39,661
Unrealized appreciation of forward currency exchange contracts	36,169
Upfront premiums paid on credit default swap contracts	34,924
Unrealized appreciation of credit default swap contracts	29,333
Receivable for variation margin on futures contracts	11,519
Dividends and interest receivable	6,072

Total assets	11,647,343

Liabilities
Payable for investment securities purchased	82,947
Audit fee payable	39,939
Custody fee payable	33,824
Printing fee payable	31,781
Unrealized depreciation of forward currency exchange contracts	23,669
Legal fee payable	20,877
Upfront premiums received on credit default swap contracts	19,768
Transfer Agent fee payable	10,069
Offering expenses payable	2,316
Distribution fee payable	31
Accrued expenses and other liabilities	28,645

Total liabilities	293,866

Net Assets	$11,353,477

Composition of Net Assets
Capital stock, at par	$2,161
Additional paid-in capital	10,896,240
Distributions in excess of net investment income	(122,757)
Accumulated net realized gain on investment and foreign currency transactions	35,243
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	542,590

$11,353,477

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	19

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$47,415	4,460	$10.63	*

C	$10,579	1,000	$10.58

Advisor	$779,285	73,751	$10.57

R	$10,521	1,004	$10.48

K	$10,534	1,004	$10.49

I	$10,474,063	997,055	$10.51

1	$10,532	1,004	$10.49

2	$10,548	1,004	$10.51

*	The maximum offering price per share for Class A shares was $11.10, which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

20	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended August 31, 2012 (unaudited)

Investment Income
Interest	$27,603
Dividends
Unaffiliated issuers	21,015
Affiliated issuers	3,201	$51,819

Expenses
Advisory fee (see Note B)	34,127
Distribution fee—Class A	34
Distribution fee—Class C	54
Distribution fee—Class R	27
Distribution fee—Class K	13
Distribution fee—Class 1	13
Transfer agency—Class A	556
Transfer agency—Class C	338
Transfer agency—Advisor Class	12,917
Transfer agency—Class R	9
Transfer agency—Class K	8
Transfer agency—Class I	6,578
Transfer agency—Class 1	6
Transfer agency—Class 2	6
Amortization of offering expenses	109,395
Audit	41,475
Custodian	37,799
Registration fees	31,707
Administrative	27,800
Printing	25,308
Legal	21,917
Directors' fees	4,649
Miscellaneous	17,879

Total expenses	372,615
Less: expenses waived and reimbursed by the Adviser (see Note B)	(326,965)

Net expenses		45,650

Net investment income		6,169

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		29,311
Swap contracts		(15,222)
Futures contracts		68,235
Options written		11,642
Foreign currency transactions		(30,923)
Net change in unrealized appreciation/depreciation of:
Investments		(94,703)
Swap contracts		18,780
Futures contracts		41,031
Foreign currency denominated assets and liabilities		14,765

Net gain on investment and foreign currency transactions		42,916

Net Increase in Net Assets from Operations		$49,085

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	21

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,169	$(6,162)
Net realized gain on investment and foreign currency transactions	63,043	113,651
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,127)	562,717

Net increase in net assets from operations	49,085	670,206
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(6,967)	– 0	–
Class R	(91)	(39)
Class K	(96)	(40)
Class I	(99,706)	(40,713)
Class 1	(96)	(40)
Class 2	(101)	(41)
Net realized gain on investment and foreign currency transactions
Class A	(79)	– 0	–
Class C	(58)	– 0	–
Advisor Class	(4,811)	– 0	–
Class R	(58)	– 0	–
Class K	(58)	– 0	–
Class I	(57,829)	– 0	–
Class 1	(58)	– 0	–
Class 2	(58)	– 0	–
Capital Stock Transactions
Net increase	800,208	10,044,917

Total increase	679,227	10,674,250
Net Assets
Beginning of period	10,674,250	– 0	–

End of period (including distributions in excess of net investment income of $(122,757) and $(21,869), respectively)	$11,353,477	$10,674,250

(a)	Commencement of operations.

See notes to consolidated financial statements.

22	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 9, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Dynamic All Market Fund (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on December 16, 2011. The Subsidiary was incorporated on November 3, 2011. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2012, net assets of the Fund were $11,353,477, of which $628,717, or approximately 6%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Dynamic All Market Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. As of August 31, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class C, Class R, Class K, Class I, Class 1 and Class 2. Class R, Class K and Class I shares are not currently publicly offered. Class 1 shares are sold only

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	23

Notes to Consolidated Financial Statements

to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of

24	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	25

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2012:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$2,502,913		$	– 0	–	$	– 0	–	$2,502,913
Inflation-Linked Securities	– 0	–		2,349,729			– 0	–	2,349,729
Options Purchased—Puts	– 0	–		23,277			– 0	–	23,277
Short-Term Investments	5,641,489			599,853			– 0	–	6,241,342

Total Investments in Securities	8,144,402			2,972,859			– 0	–	11,117,261
Other Financial Instruments*:
Assets
Credit Default Swaps	– 0	–		29,333			– 0	–	29,333
Futures Contracts	151,926			– 0	–		– 0	–	151,926	†
Forward Currency Exchange Contracts	– 0	–		36,169			– 0	–	36,169
Total Return Swaps	– 0	–		45,995			– 0	–	45,995
Liabilities
Futures Contracts	(1,518)			– 0	–		– 0	–	(1,518	)†
Forward Currency Exchange Contracts	– 0	–		(23,669)			– 0	–	(23,669)

Total^	$8,294,810			$3,060,687		$	– 0	–	$11,355,497

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

26	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (and all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	27

Notes to Consolidated Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $214,000 have been deferred and are being amortized on a straight line basis over a one year period starting from December 16, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.10%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80%, 1.05% and 0.80% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until February 28, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 15, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before February 28, 2015. For the six months ended August 31, 2012, such reimbursement amounted to $299,165, which is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended August 31, 2012, the Adviser voluntarily waived fees for these services in the amount of $27,800.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended August 31, 2012.

28	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $52 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended August 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended August 31, 2012 is as follows:

Market Value February 29, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2012 (000)	Dividend Income (000)
$ 2,632	$5,261	$2,252	$5,641	$3

Brokerage commissions paid on investment transactions for the six months ended August 31, 2012 amounted to $1,080, of which $0 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $121, $160, $152 and $179 for Class C, Class R, Class K, and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	29

Notes to Consolidated Financial Statements

Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended August 31, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$888,112	$2,040,329
U.S. government securities	529,068	1,666,737

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Gross unrealized appreciation	$306,142
Gross unrealized depreciation	(2,594)

Net unrealized appreciation	$303,548

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

30	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended August 31, 2012, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	31

Notes to Consolidated Financial Statements

During the six months ended August 31, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended August 31, 2012, the Fund held purchased options for hedging purposes.

During the six months ended August 31, 2012, the Fund held written options for hedging purposes.

32	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

For the six months ended August 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 2/29/12	– 0	–	$	– 0	–
Options written	22			13,989
Options expired	–0	–		– 0	–
Options bought back	(22)			(13,989)
Options exercised	–0	–		– 0	–

Options written outstanding as of 8/31/12	– 0	–	$	– 0	–

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	33

Notes to Consolidated Financial Statements

are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended August 31, 2012, the Fund held credit default swap contracts for non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the

34	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At August 31, 2012, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,299,136 with unrealized appreciation of $29,333 and a term of 5 years, as reflected in the consolidated portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of August 31, 2012, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended August 31, 2012, the Fund held total return swaps for non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of August 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $9,532. If a trigger event had occurred at August 31, 2012, for those derivatives in a net liability position, an amount of $9,532 would be required to be posted by the Fund.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	35

Notes to Consolidated Financial Statements

At August 31, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$51,451	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	36,169		Unrealized depreciation of forward currency exchange contracts	$23,669

	Investments in securities, at value	12,822

Credit contracts	Unrealized appreciation of credit default swap contracts	29,333

Commodity contracts	Unrealized appreciation of total return swap contracts	45,995

Equity contracts	Investment in securities, at value	10,455

	Receivable/Payable for variation margin on futures contracts	98,957	*

Total		$285,182			$23,669

The effect of derivative instruments on the consolidated statement of operations for the six months ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$144,767	$38,282

36	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(29,279)	$16,826

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	12,325	2,822

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	9,187	1,811

Commodity contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(24,409)	16,969

Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(76,532)	2,749

	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(45,300)	(864)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	11,642	– 0	–

Total		$2,401	$78,595

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	37

Notes to Consolidated Financial Statements

For the six months ended August 31, 2012, the average monthly notional amount of interest rate index futures contracts was $6,767,391, the average monthly principal amount of foreign currency exchange contracts was $2,277,260, the average monthly notional amount of credit default swap contracts was $1,153,662, the average monthly notional amount of total return swaps was $1,843,754 and the average monthly notional amount of equity index futures was $1,476,204. For five months of the period, the average monthly cost of purchased equity index options contracts was $37,600. For two months of the period, the average monthly cost of purchased currency options contracts was $9,475.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012		Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Class A
Shares sold	5,383	1,116		$56,049	$11,229

Shares issued in reinvestment of distributions	2	– 0	–	21	– 0	–

Shares redeemed	(2,041)	– 0	–	(21,467)	– 0	–

Net increase	3,344	1,116		$34,603	$11,229

38	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

	Shares				Amount
	Six Months Ended August 31, 2012 (unaudited)		December 16, 2011(a) to February 29, 2012		Six Months Ended August 31, 2012 (unaudited)			December 16, 2011(a) to February 29, 2012

Class C
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Advisor Class
Shares sold	84,128		1,262			$885,951		$12,807

Shares issued in reinvestment of dividends and distributions	1,158		– 0	–		11,636		– 0	–

Shares redeemed	(12,797)		– 0	–		(131,982)		– 0	–

Net increase	72,489		1,262			$765,605		$12,807

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends	– 0	–	4			– 0	–	39

Net increase	– 0	–	1,004		$	– 0	–	$10,041

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends	– 0	–	4			– 0	–	40

Net increase	– 0	–	1,004		$	– 0	–	$10,042

Class I
Shares sold	– 0	–	993,000		$	– 0	–	$9,930,002

Shares issued in reinvestment of dividends	– 0	–	4,055			– 0	–	40,713

Net increase	– 0	–	997,055		$	– 0	–	$9,970,715

Class 1
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Shares issued in reinvestment of dividends	– 0	–	4			– 0	–	40

Net increase	– 0	–	1,004		$	– 0	–	$10,040

Class 2
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Shares issued in reinvestment of dividends	– 0	–	4			– 0	–	41

Net increase	– 0	–	1,004		$	– 0	–	$10,041

(a)	Commencement of operations.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	39

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

40	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid for the year ending February 28, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended February 29, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$40,873

Total taxable distributions	40,873

Total distributions paid	$40,873

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	41

Notes to Consolidated Financial Statements

As of February 29, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$157,938
Undistributed capital gains	9,729
Unrealized appreciation/(depreciation)	460,918	(a)

Total accumulated earnings/(deficit)	$628,585	(b)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax treatment of earnings from the Subsidiary.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.66	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.06	.67

Net increase in net asset value from operations	.03	.66

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Net asset value, end of period	$ 10.63	$ 10.66

Total Return
Total investment return based on net asset value(d)	0.29%	6.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$47	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10%	1.10%
Expenses, before waivers/reimbursements(e)	11.10%	88.21%
Net investment loss(c)(e)	(.65)%	(.62)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.65	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	.04	.68

Net increase (decrease) in net asset value from operations	(.01)	.65

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Net asset value, end of period	$ 10.58	$ 10.65

Total Return
Total investment return based on net asset value(d)	(0.09)%	6.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%	1.80%
Expenses, before waivers/reimbursements(e)	13.54%	88.84%
Net investment loss(c)(e)	(.89)%	(1.29)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

44	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00 (f)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.04	.68

Net increase in net asset value from operations	.04	.67

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.14)	– 0	–

Net asset value, end of period	$ 10.57	$ 10.67

Total Return
Total investment return based on net asset value(d)	0.46%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$779	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	9.66%	88.12%
Net investment income (loss)(c)(e)	.08%	(.31)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.03	.68

Net increase in net asset value from operations	.01	.66

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.15)	(.04)

Net asset value, end of period	$ 10.48	$ 10.62

Total Return
Total investment return based on net asset value(d)	0.16%	6.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%	1.30%
Expenses, before waivers/reimbursements(e)	6.85%	8.89%
Net investment loss(c)(e)	(.38)%	(.79)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.04	.67

Net increase in net asset value from operations	.03	.66

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.16)	(.04)

Net asset value, end of period	$ 10.49	$ 10.62

Total Return
Total investment return based on net asset value(d)	0.30%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	6.56%	8.61%
Net investment loss(c)(e)	(.14)%	(.54)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.63	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.03	.68

Net increase in net asset value from operations	.04	.67

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.16)	(.04)

Net asset value, end of period	$ 10.51	$ 10.63

Total Return
Total investment return based on net asset value(d)	0.43%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,474	$10,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	6.32%	8.34%
Net investment income (loss)(c)(e)	.11%	(.30)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.04	.67

Net increase in net asset value from operations	.03	.66

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.16)	(.04)

Net asset value, end of period	$ 10.49	$ 10.62

Total Return
Total investment return based on net asset value(d)	0.30%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	6.54%	8.57%
Net investment loss(c)(e)	(.13)%	(.54)%
Portfolio turnover rate	25%	16%

See footnote summary on page 50.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended August 31, 2012 (unaudited)	December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.63	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.03	.68

Net increase in net asset value from operations	.04	.67

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.06)	– 0	–

Total dividends and distributions	(.16)	(.04)

Net asset value, end of period	$ 10.51	$ 10.63

Total Return
Total investment return based on net asset value(d)	0.43%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	6.29%	8.36%
Net investment income (loss)(c)(e)	.12%	(.29)%
Portfolio turnover rate	25%	16%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)Total	investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $0.005.

See notes to consolidated financial statements.

50	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Vice President

Daniel J. Loewy(2), Vice President

Mark A. Hamilton(2) , Vice President

Brian T. Brugman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Seth J. Masters, Mr. Daniel J. Loewy, Mr. Mark A. Hamilton and Mr. Brian T. Brugman are primarily responsible for the day-to-day management of the Fund’s Portfolio.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	51

Board of Directors

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, (each a “Portfolio” and collectively the “Portfolios”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of both Portfolios is to maximize total return consistent with the Adviser’s determination of reasonable risk. Dynamic All Market Fund will achieve its investment objective through making direct investments in index-based investments, such as index-based portfolios of equity and fixed income securities, ETFs, index futures and other derivatives, while utilizing operational leverage to balance risk more efficiently across asset classes. Dynamic All Market Plus Fund will achieve its investment objective through the use of a combination of index-based investments and active investment services, while utilizing operational leverage to balance risk more efficiently across asset classes. Both Portfolios will invest in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies, and generally have greater exposures to lower risk asset classes than to higher risk asset classes. Both Portfolios will utilize derivatives, including credit default swaps, for a variety of purposes: to gain or adjust asset class exposures, hedging purposes, to take synthetic short positions, and to obtain default protection. Dynamic All Market Fund will take a passive approach to security selection, although it will not be a passive fund due to its asset allocation. Initially, the active investment services for Dynamic All Market Plus Fund are expected to be Global Strategic Value, Global Concentrated Growth, AB Global Thematic Growth Fund, Inc. and AB High Income Fund, Inc. The Adviser proposed the MSCI World Index to be the primary benchmark for both Portfolios. The Adviser expects Lipper to place the Portfolios in its Global Flexible category and Morningstar to place Portfolios in its World Allocation category.

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

52	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule	Portfolio
0.60% of average daily net assets	Dynamic All Market Fund

0.90% of average daily net assets	Dynamic All Market Plus Fund

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	53

The Portfolios’ Expense Limitation Agreements call for the Adviser to establish expense caps, set forth below, through the Portfolios’ first full three fiscal years. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolios’ offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolios’ share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[3]		Fiscal Year End
Dynamic All Market Fund[4]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.80 1.10 1.80 1.30 1.05 0.80 1.05 0.80	% % % % % % % %	1.19 1.49 2.19 1.69 1.44 1.19 1.44 1.19	% % % % % % % %	February 28

Dynamic All Market Plus Fund[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.10 1.40 2.10 1.60 1.35 1.10 1.35 1.10	% % % % % % % %	1.51 1.81 2.51 2.01 1.76 1.51 1.76 1.51	% % % % % % % %	February 28

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and

3	The expense ratios shown are estimated based on each Portfolio having an asset level of $100 million.

4	Excludes fees and expenses of ETFs.

5	Excludes fees and expenses of ETFs and non-advisory fees and expenses of affiliated underlying funds.

54	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

time required for investment companies, although the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.6 However, with respect to the Portfolios, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as either of the Portfolios.

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below are the category advisory fee schedules applicable to the Portfolios and the effective fees of the Portfolios had the category fee schedules been applicable to

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	55

the Portfolios versus the Portfolios’ advisory fees based on an initial estimate of each of the Portfolios’ net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Fund	Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.550	0.600

Dynamic All Market Plus Fund	Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.550	0.900

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. The Overlay Portfolios of the SCB Fund have a somewhat similar investment style as Dynamic All Market Plus Fund and their advisory fee schedules are set forth below. Also presented is Dynamic All Market Plus Fund’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Plus Fund	Overlay A Portfolio Tax-Aware Overlay A Portfolio	90 bp (flat fee)	0.900	0.900

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	65 bp (flat fee)	0.650	0.900

The Adviser also manages AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS Dynamic Asset Allocation Portfolio has a somewhat similar investment style as Dynamic All Market Plus Fund and its fee schedule is set forth below. Also shown is what would have been the effective advisory fee of Dynamic All Market Plus Fund had the AVPS fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Dynamic All Market Plus Fund	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700	0.900

56	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as Dynamic All Market Plus Fund. The Adviser charges the fees set forth below for such sub-advisory relationships. Also shown is Dynamic All Market Plus Fund’s effective advisory fee and what would have been the advisory fee of the Portfolio had the sub-advised fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Eff. Advisory Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Plus Fund	Client #1	AB Sub-Advisory Fee Schedule: 40 bp on the first $250 million 35 bp on the next $250 million 32.5 bp on the next $500 million 30 bp on the balance	0.400	0.900

	Client #2	AB Sub-Advisory Fee Schedule: 0.40% of average daily net assets	0.400	0.900

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	57

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolios’ contractual management fees to the median of the Portfolios’ Lipper Expense Group (“EG”)8 at an initial estimate of the Portfolio’s net assets at $100 million.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Dynamic All Market Fund	0.600	0.890	1/12
Dynamic All Market Plus Fund	0.900	0.890	7/12

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolios, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolios had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

58	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and Lipper Expense Universes (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Dynamic All Market Fund	1.100	1.378	2/12	1.350	6/29
Dynamic All Market Plus Fund	1.400	1.378	7/12	1.350	19/29

Based on this analysis, Dynamic All Market Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis while Dynamic All Market Plus Fund has equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios have not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolios’ Class A shares.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	59

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolios and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

After the Portfolios commence operations, they may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

60	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	61

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

Since the Portfolios have not yet commenced operations, the Portfolios have no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Directors should consider discussing with the Adviser, the Portfolios’ advisory fee schedules’ lack of potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

62	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Discovery Value Fund**

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DAMF-0152-0812

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 23, 2012